Exhibit 99.1

Investor Relations Contact: Juan Pablo Tardio – (918) 588-5383 – juanpablo.tardio@hpinc.com Helmerich & Payne, Inc. Capital One Southcoast Energy Conference December 8, 2009

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the “Risk Factors” and “Management’s Discussion & Analysis of Results of Operations and Financial Condition” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.

H&P’s Global Rig Fleet 261 Total Rigs (Includes New Build Commitments) Offshore * Includes four new rigs with previously announced customer commitments scheduled for completion by April 2010. ** Includes 15 FlexRigs. U.S. Land 213* U.S. FlexRigs 175* Mobile & Conventional 38 9 International Land 39**

 H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments. 77 90 89 88 96 111 127 130 128 151 193 224 254 261 0 50 100 150 200 250 300 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E* 2010E* Rigs Available Fiscal Year (Ending Sept 30) International Land Offshore U.S. Land

 H&P’s Global Fleet Under Term Contracts * Includes delayed new builds which are expected to generate revenue but not revenue days. (as of December 1, 2009) 0 20 40 60 80 100 120 Q1FY10 Q2FY10 Q3FY10 Q4FY10 Q1FY11 Q2FY11 Q3FY11 Q4FY11 Number of Rigs Under Long - Term Contracts (Estimated Quarterly Average) Term Contract Status - H&P Global Fleet* (Including Committed New Builds) U.S. Land Offshore International Land

Higher commodity prices Improving rig counts and bidding activity Operators high-grading their fleets FlexRigs attracting new customers Increasing opportunities globally Encouraging Market Indicators

 Natural gas storage Economic recovery Winter temperatures and heating demand Activity required to offset declining production Impact of increasing shale gas potential LNG import potential Continuing Concerns

 H&P’s active rig count continues to increase. Spot dayrates appear to have stabilized. Larger FlexRigs are now approaching full utilization. Five FlexRig3 rigs (used for international bidding) have been transferred back to the U.S. Land segment, and three of the five are already contracted. Incremental activity is mostly geared toward prominent unconventional plays. Large independents seem to be preparing for a more active 2010. H&P’s U.S. Land Operations

H&P’s U.S. Land Fleet Status (Estimated for December 8, 2009) 95 36 40 39 97 73 0 10 20 30 40 50 60 70 80 90 100 Under Term Spot Market Active Spot Market Stacked Number of H&P Rigs Highly Mobile Conventional FlexRigs

Increasing Focus on More Difficult Drilling 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Percentage of Active U.S. Rigs (BHI North American Rotary Rig Count) Week Ended U.S. Rig Activity by Drilling Type Vertical Drilling Horizontal or Directional Drilling

* NBR’s footage drilled corresponds to Nabors Drilling USA, LP. U.S. Land Footage Drilled 0 2 4 6 8 10 12 14 UNT PDS PTEN NBR* H&P Footage Drilled (in millions) U.S. Land Footage Drilled (Rig Data Driller Ranking - January 2009 to November 2009)

 ** Represents weighted-average rig margin per day for PTEN, NBR and UNT in the Lower 48. * Does not include the impact of early contract termination revenue. Technology and Quality Service Make a Difference H&P’s Margin Premium $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Q3CY08 Q4CY08 Q1CY09 Q2CY09 Q3CY09 Average Rig Margin per Day Quarter Ended U.S. Land Average Daywork Margins* H&P Peers**

Most Profitable Driller in U.S. Land Business * PTEN’s operating income includes drilling operations in Canada. ** NBR’s operating income corresponds to its U.S. Lower 48 Land Drilling segment. $0 $100 $200 $300 $400 $500 $600 UNT PTEN* NBR** HP Operating Income (Millions) U.S. Land Drilling Operating Income 12 Months Ended September 30, 2009

H&P is Leading the U.S. Land Retooling Effort



H&P's Available U.S. Land Fleet
(209 Rigs as of 12/8/09)
Total Available U.S. Land Fleet (Estimates)
(~2,450 Rigs)
Conventional Rigs
Other New Builds (FlexRig 1 & 2)
AC Driven (FlexRig 3 & 4)
AC Driven New Builds
Other New Builds
Refurbished rigs, built between 1940s and 1982
Conventional Rigs

HELMERICH & PAYNE, INC.

Given improving market conditions, we have increased our fiscal 2010 capital expenditures estimate by $40 million to $265 million. With this capex increase, the flexibility to control and adapt our manufacturing effort allows us to extend it through the rest of fiscal 2010. This represents a significant competitive advantage. The incremental spending will result in: Adequate levels of FlexRig spare component availability Potential continued deployment of new FlexRigs at the rate of one per month through the end of fiscal 2010 Execution of selected special projects and increased internal maintenance levels H&P’s Capex Estimate for Fiscal 2010

Active Contracted Idle Total Long-term Contracts Argentina 5 4 9 4 Colombia 5 1 6 2 Ecuador 4 4 Mexico 6 6 6 Africa 1 1 2 Venezuela 11 11 Other 1 1 1 Total 21 2 16 39 13 H&P’s International Land Operations Rig Fleet Status (Estimated for December 8, 2009) 1) Includes one rig under a long-term contract still in the U.S. waiting on the operator to determine an international location. 2) 13 of 15 FlexRigs (included in the international fleet of 39 rigs) are under long-term contracts. (1) (2)

 Seven of the Company’s offshore platform rigs are active and two are idle. One of the two rigs that are currently idle has good work prospects for fiscal 2010. Two of the seven active rigs are under long-term contracts. Our two U.S. based management contracts are expected to remain active in fiscal 2010, and the new Equatorial Guinea management contract is expected to fully ramp-up during the second fiscal quarter of 2010. H&P’s Offshore Operations

 Drilling is becoming more challenging and highly-capable rigs are expected to be in short supply Growing focus on technology-based solutions that enable lower total well costs Increasing safety and environmental sensitivity Unconventional plays are the most economically viable and tend to require highly-capable rigs Market Trends Favor H&P

Source: EnergyPoint Research, Inc. * Trailing four quarters average * * Customer Satisfaction Index 10 = “Highly Satisfied”, 1 = “Highly Dissatisfied” * 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 2006 Q1 2009 Q2 2009 Q3 2009 H&P Peer A Peer B Peer C

Peer Group Return on Equity * NBR’s, PTEN’s and UNT's calculations exclude charges that were a result of asset retirements and impairments, including ceiling test write-downs. 0% 3% 6% 9% 12% 15% PTEN UNT NBR HP Estimated ROE Return on Equity* 12 Months Ended September 30, 2009

End of Presentation

Additional References:

New Builds – H&P’s FlexRig Program The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates

 Estimated Field H&P FlexRig4 Competitor Average Late 2009 (Spot Market) (Spot Market) 1. Drilling days 28 18 Completion days 2 2 Moving days 4 3 Total rig revenue days per well 34 23 2. Drilling contractor dayrate $13,500 $17,500 Operator’s other intangible $15,000 $15,000 cost per day estimate Total daily cost estimate $28,500 $32,500 Total cost per well (daily services) $969,000 $747,500 3. Total well savings with H&P – per well $221,500 per year $3.5MM Another Value Proposition Example – H&P vs. Competitors

 Value added from FlexRig operations Significant H&P dayrate premium Increased wells per rig per year: 5 wells Early production: Incremental wells on production Lowest total well cost Another Value Proposition Example – H&P vs. Competitors

 Performance is not only about better rigs It’s also about: People Safety Experience Training Culture Supply chain Maintenance Processes Organizational network Support structure A Strong Field Organization

59% Improvement 44% Improvement FlexRig3 – Performance Sample * Represents the customer’s fastest reported Bakken Shale well before deploying a H&P FlexRig. *

FlexRig4M – Performance Sample 46% Improvement 61% Improvement

 Highlights of FlexRig3s 1. Field performance vs. customers’ planned drill curves 2818 complete wells as of October 21, 2009 1681 wells (60%) under or on 932 wells (33%) over 205 wells had no planned curves 2. 83% of FlexRig3s are currently drilling directional, more technically difficult wells. FlexRig3 Performance

 Highlights of FlexRig4s 1. Field performance vs. customers’ planned drill curves 3278 complete wells as of October 21, 2009 2112 wells (65%) under or on 910 wells (28%) over 256 wells had no planned curves 2. 80% of FlexRig4s are currently drilling directional, more technically difficult wells. FlexRig4 Performance

AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities Leader in New Ideas & Applied Technology 31

INJURIES PER 200,000 MANHOURS MANHOURS WORKED (MM) Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (1994 – 3Q09) OSHA Recordable Injury Incidence Rates IADC = 3.11 H&P TRIR = 1.02 MANHOURS = 8.2 MM 0 2 4 6 8 10 12 14 16 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 ' YEAR 0 2 4 6 8 10 12

Safety Excellence Also Generates Savings Reduced Workers Comp and General Liability Losses per Man Hour EMR = Experience Modifier Ratio (Industry Average = 1.00)

Crude Oil & Natural Gas Prices Source: Energy Information Administration, Short-term Energy Outlook as of 11/17/2009. Crude Oil Natural Gas $0 $2 $4 $6 $8 $10 $12 $14 $0 $20 $40 $60 $80 $100 $120 $140 U.S. Dollars per Thousand Cubic Feet U.S. Dollars per Barrel Monthly Average West Texas Intermediate Spot Average Forecasted West Texas Intermediate Spot Average Henry Hub Spot Forecasted Henry Hub Spot

Crude Oil & Natural Gas Futures Source: New York Mercantile Exchange (NYMEX) as of 11/30/2009. Crude Oil Natural Gas $0 $2 $4 $6 $8 $10 $12 $0 $20 $40 $60 $80 $100 $120 Henry Hub Futures Contract - Dollars per MMBtu WTI Futures Contract - Dollars per Barrel Monthly Futures Contract Crude Oil (West Texas Intermediate) Natural Gas (Henry Hub)

Alaska Onshore Unconventional Offshore Onshore Conventional Projections History TCF Source: Energy Information Administration Annual Energy Outlook 2009 with projections to 2030 (March 2009) Unconventional Natural Gas Production Growing 0 2 4 6 8 10 12 14 1990 1995 2000 2007 2010 2015 2020 2025 2030

FlexRigs in Demand for More Difficult Wells Includes FlexRigs 0% 20% 40% 60% 80% 100% Land Rigs, Industry Wide FlexRigs Percentage of Applicable Rig Fleet Active Land Rigs Drilling Horizontal or Directional Wells (Data Source: Smith International, Inc. - S.T.A.T.S. - 11/27/09)

Increasing Focus on More Difficult Drilling 69% 25% 27% 35% 42% 49% 53% 21% 76% 0 400 800 1200 1600 2003 2004 2005 2006 2007 2008 Peak Trough Nov-09 Number of Active Rigs (Smith Bits S.T.A.T.S.) Sample Week in April During Each Prior Year Active Rigs in U.S. Land Drilling for Natural Gas Horizontal or Directional Drilling Vertical Drilling

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